Exhibit (d)(34)

ADT INC.

2018 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), is entered into as of [__________], 20[__] (the “Date of Grant”), by and between ADT Inc., a Delaware corporation (the “Company”), and [NAME] (the “Participant”). Capitalized terms used in this Agreement and not otherwise defined herein have the meanings ascribed to such terms in the ADT Inc. 2018 Omnibus Incentive Plan, as amended, restated or otherwise modified from time to time in accordance with its terms (the “Plan”).

WHEREAS, the Company has adopted the Plan, pursuant to which restricted stock units (“RSUs”) may be granted; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to grant the RSUs provided for herein to the Participant on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1. Grant of Restricted Stock Units.

(a) Grant. The Company hereby grants to the Participant a total of [_____] RSUs, on the terms and subject to the conditions set forth in this Agreement and as otherwise provided in the Plan. The RSUs shall vest in accordance with Section 2. The RSUs shall be credited to a separate book-entry account maintained for the Participant on the books of the Company.

(b) Incorporation by Reference. The provisions of the Plan are incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and the Participant’s beneficiary in respect of any questions arising under the Plan or this Agreement. The Participant acknowledges that the Participant has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

2. Vesting; Settlement.

(a) Except as may otherwise be provided herein, the RSUs shall vest [in equal installments on each of the first [●] anniversaries] of the Date of Grant (each such date, a “Vesting Date”), subject to the Participant’s continued employment with, appointment as a director of, or engagement to provide services to, the Company or any of its Affiliates through the applicable Vesting Date. Any fractional RSU resulting from the application of the vesting schedule shall be aggregated and the RSU resulting from such aggregation shall vest on the final Vesting Date. Upon vesting, the RSUs shall no longer be subject to cancellation pursuant to Section 4 hereof.

(b) Each RSU shall be settled within 10 days following the Vesting Date in shares of Common Stock.

3. Dividend Equivalents. In the event of any issuance of a cash dividend on the shares of Common Stock (a “Dividend”), the Participant shall be credited, as of the payment date for such Dividend, with an additional number of RSUs (each, an “Additional RSU”) equal to the quotient obtained by dividing (x) the product of (i) the number of RSUs granted pursuant to this Agreement and outstanding as of the record date for such Dividend multiplied by (ii) the amount of the Dividend per share, by (y) the Fair Market Value per share on the payment date for such Dividend, such quotient to be rounded to the nearest hundredth. Once credited, each Additional RSU shall be treated as an RSU granted hereunder and shall be subject to all terms and conditions set forth in this Agreement and the Plan.

4. Termination of Employment or Services.

(a) Generally. Except as otherwise provided herein, if the Participant’s employment with, membership on the board of directors of, or engagement to provide services to the Company or any of its Affiliates terminates for any reason (including, but not limited to, a termination by the Company with or without Cause), all unvested RSUs shall be canceled immediately and the Participant shall not be entitled to receive any payments with respect thereto.

(b) Death or Disability. Notwithstanding anything to the contrary in Section 4, if the Participant’s employment with, membership on the board of directors of, or engagement to provide services to the Company or any of its Affiliates terminates due to the Participant’s death or Disability, then all unvested RSUs shall become fully vested as of the date of such termination which shall be the final Vesting Date. Notwithstanding anything to the contrary in Section 2(b), in the event of the Participant’s death, the RSUs will be settled within 90 days following the date of the Participant’s death.

(c) Retirement. Notwithstanding anything to the contrary in Section 4, if the Participant’s employment with, membership on the board of directors of, or engagement to provide services to the Company or any of its Affiliates terminates due to the Participant’s Retirement (defined below) more than twelve (12) months after the Date of Grant, the RSUs will continue to vest in accordance with Section 2(a) hereof. Each RSU that vests in accordance with this Section 4(c) shall be settled in accordance with the terms of Section 2(b) hereof. Notwithstanding the foregoing, the Participant shall not be eligible for such continued vesting and all unvested RSUs shall be canceled immediately if the Participant’s voluntary termination of employment with or service to the Company or any of its Affiliates is a result of the Participant’s Retirement less than twelve (12) months after the Date of Grant. For purposes of this Section 4(c), “Retirement” shall mean a termination of the Participant’s employment with, membership on the board of directors of, or engagement to provide services to the Company or any of its Affiliates as a result of the Participant’s voluntary resignation on or after age 55 if the sum of the Participant’s age and full years of service with the Company is at least 60.

(d) Change in Control.

(i) Notwithstanding anything to the contrary in Section 4, if the Participant’s employment with, membership on the board of directors of, or engagement to provide services to the Company or any of its Affiliates is terminated by the Company without Cause or by the Participant as a result of a Good Reason Resignation (defined below), in either case during the 24-month period after the date of a Change in Control, then all unvested RSUs shall become fully vested as of the date of such termination, which shall be the final Vesting Date. Each RSU that vests in accordance with this Section 4(d) shall be settled in accordance with the terms of Section 2(b).

(ii) For purposes of this Agreement, “Good Reason Resignation” (i) shall have the meaning given such term (or term of similar import) in any employment, consulting, change-in-control, severance or any other agreement between the Participant and the Company or an Affiliate, or severance plan in which the Participant is eligible to participate, in either case in effect at the time of the Participant’s termination of employment or service with the Company and its Affiliates, or (ii) if “good reason resignation” or term of similar import is not defined in, or in the absence of, any such employment, consulting, change-in-control, severance or any other agreement between the Participant and the Company or an Affiliate, or severance plan in which the Participant is eligible to participate, means any termination of the Participant’s employment or service with the Company and its Affiliates by the Participant that is caused by any one or more of the following events that occurs during the period beginning 60 days prior to the date of a Change in Control and ending 24 months after the date of such Change in Control:

(A) Without the Participant’s written consent, assignment to the Participant of any duties inconsistent in any material respect with the Participant’s authority, duties or responsibilities as in effect immediately prior to the Change in Control that represent a material diminution of such duties, or any other action by the Company that results in a material diminution in such authority, duties or responsibilities;

(B) Without the Participant’s written consent, a material change in the geographic location at which the Participant must perform services to a location that is more than 50 miles from the Participant’s principal place of business immediately preceding the Change in Control, provided that such change in location extends the commute of such Participant; or

(C) Without the Participant’s written consent, a material reduction to the Participant’s base compensation and benefits, taken as a whole, as in effect immediately prior to the Change in Control.

Notwithstanding the foregoing, the Participant shall be considered to have a Good Reason Resignation only if the Participant provides written notice to the Company specifying in reasonable detail the events or conditions upon which the Participant is basing such Good Reason Resignation and the Participant provides such notice within 90 days after the event that gives rise to the Good Reason Resignation. Within 30 days after notice has been received, the Company shall have the opportunity, but shall have no obligation, to cure such events or conditions that give rise to the Good Reason Resignation. If the Company does not cure such events or conditions within the 30-day period, the Participant must terminate employment or service with the Company based on Good Reason Resignation within 30 days after the expiration of the cure period.

5. Rights as a Stockholder. The Participant shall not be deemed for any purpose to be the owner of any shares of Common Stock underlying the RSUs unless, until and to the extent that (i) the Company shall have issued and delivered to the Participant the shares of Common Stock underlying the RSUs and (ii) the Participant’s name shall have been entered as a stockholder of record with respect to such shares of Common Stock on the books of the Company. The Company shall cause the actions described in clauses (i) and (ii) of the preceding sentence to occur promptly following settlement as contemplated by this Agreement, subject to compliance with applicable laws.

6. Compliance with Legal Requirements.

(a) Generally. The granting and settlement of the RSUs, and any other obligations of the Company under this Agreement, shall be subject to all applicable U.S. federal, state and local laws, rules and regulations, all applicable non-U.S. laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. The Participant agrees to take all steps that the Committee or the Company determines are reasonably necessary to comply with all applicable provisions of U.S. federal and state securities law and non-U.S. securities law in exercising the Participant’s rights under this Agreement.

(b) Tax Withholding. Vesting and settlement of the RSUs shall be subject to the Participant’s satisfying any applicable U.S. federal, state and local tax withholding obligations and non-U.S. tax withholding obligations. The Company shall have the right and is hereby authorized to withhold from any amounts payable to the Participant in connection with the RSUs or otherwise the amount of any required withholding taxes in respect of the RSUs, their settlement or any payment or transfer of the RSUs or under the Plan and to take any such other action as the Committee or the Company deem necessary to satisfy all obligations for the payment of such withholding taxes (up to the maximum permissible withholding amounts), including the right to sell the number of shares of Common Stock that would otherwise be available for delivery upon settlement of the RSUs necessary to generate sufficient proceeds to satisfy withholding obligations. The Participant may elect to satisfy, and the Company may require the Participant to satisfy, in whole or in part, the tax obligations by withholding shares of Common Stock that would otherwise be deliverable to the Participant upon settlement of the RSUs with a Fair Market Value equal to such withholding liability.

7. Clawback. Notwithstanding anything to the contrary contained herein, the Committee may cancel the RSU award if the Participant, without the consent of the Company, has engaged in or engages in activity that is in conflict with or adverse to the interests of the Company or any Affiliate while employed by, serving as a director of, or otherwise providing services to the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, or any violation of any of the covenants set forth on Exhibit A attached hereto or any other non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement with the Company or any Affiliate (after giving effect to any applicable cure period set forth therein), as determined by the Committee. In such event, the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting or settlement of the RSUs, the sale or other transfer of the RSUs, or the sale of shares of Common Stock acquired in respect of the RSUs (provided that the RSUs vested during the 12-month period immediately prior to the Participant’s adverse activity), and must promptly repay such amounts to the Company. If the Participant receives any amount in excess of what the Participant should have received under the terms of the RSUs for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee, then the Participant shall promptly repay any such excess amount to the Company. To the extent required by applicable law or the rules and regulations of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, the RSUs shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into this Agreement).

8. Restrictive Covenants.

(a) Without limiting any other non-competition, non-solicitation, non-disparagement or non-disclosure or other similar agreement to which the Participant may be a party, the Participant shall be subject to the confidentiality and restrictive covenants set forth in the Restrictive Covenant Agreement contained in Exhibit A attached hereto (the “RC Agreement”), which Exhibit A is incorporated herein and forms part of this Agreement.

(b) In the event that the Participant violates any of the restrictive covenants referred to in this Section 8, in addition to any other remedy that may be available at law or in equity, the RSUs shall be automatically forfeited effective as of the date on which such violation first occurs. The foregoing rights and remedies are in addition to any other rights and remedies that may be available to the Company and shall not prevent (and the Participant shall not assert that they shall prevent) the Company from bringing one or more actions in any applicable jurisdiction to recover damages as a result of the Participant’s breach of such restrictive covenants.

9. Miscellaneous.

(a) Transferability. The RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered (a “Transfer”) by the Participant other than by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted under Section 14(b) of the Plan. Any attempted Transfer of the RSUs contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the RSUs, shall be null and void and without effect.

(b) Waiver. Any right of the Company contained in this Agreement may be waived in writing by the Committee. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

(c) Section 409A. The RSUs are intended to be exempt from, or compliant with, Section 409A of the Code. Notwithstanding the foregoing or any provision of the Plan or this Agreement, if any provision of the Plan or this Agreement contravenes Section 409A of the Code or could cause the Participant to incur any tax, interest or penalties under Section 409A of the Code, the Committee may, in its sole discretion and without the Participant’s consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A of the Code, or to avoid the incurrence of taxes, interest and penalties under Section 409A of the Code, and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A of the Code. This Section 9(c) does not create an obligation on the part of the Company to modify the Plan or this Agreement and does not guarantee that the RSUs will not be subject to interest and penalties under Section 409A.

(d) General Assets. All amounts credited in respect of the RSUs to the book-entry account under this Agreement shall continue for all purposes to be part of the general assets of the Company. The Participant’s interest in such account shall make the Participant only a general, unsecured creditor of the Company.

(e) Notices. Any notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax, pdf/email or overnight courier, or by postage-paid first-class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Company’s records, or if to the Company, to the attention of the General Counsel at the Company’s principal executive office.

(f) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(g) No Rights to Employment, Directorship or Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

(h) Fractional Shares. In lieu of issuing a fraction of a share of Common Stock resulting from adjustment of the RSUs pursuant to Section 11 of the Plan or otherwise, the Company shall be entitled to pay to the Participant an amount in cash equal to the Fair Market Value of such fractional share.

(i) Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation.

(j) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(k) Entire Agreement. This Agreement (including Exhibit A attached hereto) and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto, other than any other non-competition, non-solicitation, non-disparagement or non-disclosure or other similar agreement to which the Participant may be a party, the covenants of which shall continue to apply to the Participant in addition to the covenants in Exhibit A hereto, in accordance with the terms of such agreement. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto, except for any changes permitted without consent under Section 11 or 13 of the Plan.

(l) Governing Law and Venue. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.

(i) Dispute Resolution; Consent to Jurisdiction. All disputes between or among any Persons arising out of or in any way connected with the Plan, this Agreement or the RSUs shall be solely and finally settled by the Committee, acting in good faith, the determination of which shall be final. Any matters not covered by the preceding sentence shall be solely and finally settled in accordance with the Plan, and the Participant and the Company consent to the personal jurisdiction of the United States federal and state courts sitting in Wilmington, Delaware, as the exclusive jurisdiction with respect to matters arising out of or related to the enforcement of the Committee’s determinations and resolution of matters, if any, related to the Plan or this Agreement not required to be resolved by the Committee. Each such Person hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the last known address of such Person, such service to become effective ten (10) days after such mailing. Notwithstanding the foregoing, any resolution of any disputes under the Restrictive Covenant Agreement set forth in Exhibit A shall be resolved as set forth in, and adjudicated pursuant to jurisdiction and venue as specified in, the Restrictive Covenant Agreement in Exhibit A.

(ii) Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement (including Exhibit A hereto) or the transactions contemplated (whether based on contract, tort or any other theory). Each party hereto (A) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this section.

(m) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(n) Counterparts. This Agreement may be executed in one or more counterparts (including via facsimile and electronic image scan (pdf)), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

(o) Electronic Signature and Delivery. This Agreement may be accepted by return signature or by electronic confirmation. By accepting this Agreement, the Participant consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by U.S. Securities and Exchange Commission rules (which consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant).

(p) Electronic Participation in Plan. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(q) Execution by Participant. Participant understands and agrees that, by signing below, Participant is agreeing to the terms of this Agreement together with the Restrictive Covenant Agreement attached as Exhibit A, and that Participant’s single signature below constitutes acceptance of all terms, including those in the Restrictive Covenant Agreement attached as Exhibit A.

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IN WITNESS WHEREOF, this Restricted Stock Unit Award Agreement and the accompanying Restrictive Covenant Agreement has been executed by the Company and the Participant as of the day first written above.

ADT INC.

By:
Name:
Title:

PARTICIPANT

[Signature Page to Restricted Stock Unit Award Agreement and attached Restrictive Covenant Agreement]

Exhibit A

Restrictive Covenants

[See attached]

V1 – Core National Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

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2.	Non-Competition Covenant

(a) Participant agrees that, during Participant’s employment or service with the Company, and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Compete Period”), Participant will not directly or indirectly, own, manage, operate, control (including indirectly through a debt or equity investment), provide services to, or be employed by, any person or entity engaged in any business that is both:

(i) located in, or provides services or products to, a region with respect to which Participant had substantial responsibilities during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company; and

(ii) competitive with either (A) the line of business or businesses of the Company that Participant was employed with during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company (including any prospective business to be developed or acquired that was proposed at the date of separation), or (B) any other business of the Company with respect to which Participant had substantial exposure during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company.

(b) Participant’s agreement not to provide such services applies regardless of whether Participant does so as an employee, owner, partner, principal, advisor, independent contractor, consultant, agent, officer, director, investor, or shareholder. Notwithstanding the foregoing, Participant’s ownership of less than 1% of the outstanding shares of a publicly traded company that constitutes a competitor as described in Section 2(a) above shall not be deemed to be providing services to such Competitor solely by virtue of owning such shares.

3.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or

(ii) otherwise interfere with the relationship of the Company with any Company Personnel.

(b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company.

(c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company and either (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets.

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4.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or

(ii) initiate any contact or communication with any Customer regarding any new employment or business affiliation Participant may accept or be intending to accept following separation of Participant’s employment with the Company; or

(iii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives.

(b) “Customer(s)” means a customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

5.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

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6.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

7.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

8.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

9.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

10.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

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Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V2 – Blue Pencil Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

2.	Non-Competition Covenant

(a) Participant agrees that, during Participant’s employment or service with the Company, and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Compete Period”), Participant will not provide services to, or be employed by, any person or entity engaged in any business that is both:

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(i) located in, or provides services or products to, a region with respect to which Participant had substantial responsibilities during the twelve (12) months preceding Participant’s separation of employment or services with the Company; and

(ii) competitive with either (A) the line of business or businesses of the Company that Participant was employed with during the twelve (12) months preceding Participant’s separation of employment or services with the Company, or (B) any other business of the Company with respect to which Participant had substantial exposure during the twelve (12) months preceding Participant’s separation of employment or services with the Company.

(b) Participant’s agreement not to provide such services applies regardless of whether Participant does so as an employee, owner, partner, principal, advisor, independent contractor, consultant, agent, officer, director, investor, or shareholder. Notwithstanding the foregoing, Participant’s ownership of less than 1% of the outstanding shares of a publicly traded company that constitutes a competitor as described in Section 2(a) above shall not be deemed to be providing services to such competitor solely by virtue of owning such shares.

3.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one(1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or

(ii) otherwise interfere with the relationship of the Company with any Company Personnel.

(b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company.

(c) “Company Personnel” means any person who was employed by the Company during the twelve (12) month period prior to Participant’s last day of employment or service with the Company and with whom Participant had direct contact for business purposes.

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4.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or

(ii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives.

(b) “Customer(s)” means an existing customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, or worked with at any time during the twelve (12) month period prior to Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

5.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

6.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

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7.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

It is the intention of the parties that, if any court or arbitrator construes any provision or clause of this RC Agreement, or any portion thereof, to be illegal, void or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision to the extent permitted by law, and, in its reduced form, such provision shall then be enforceable and shall be enforced.

8.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

9.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

10.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V3 – Red Pencil Version (NE,VA,WY)

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

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2.	Non-Solicitation Covenant – ADT Personnel

Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not solicit any current employee of the Company with whom Employee had personal contact during the 18 months immediately preceding Employee’s last day of employment with the Company.

3.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not solicit any Customers.

(b) “Customer(s)” means a current customer (person or entity) of the Company with which Participant actually did business and had personal contact during the 18 months immediately preceding Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests.

4.	Separate and Severable Covenants

The restrictive covenants set forth in Sections 2 and 3 above are intended by the Parties to be separate and severable covenants. If either Section 2 or Section 3 is held to be unenforceable, the invalidity or unenforceability of that Section shall not affect the validity or enforceability of the remaining Section, which shall be enforced as if the offending Section had not been included in this Agreement.

5.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

6.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

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7.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V4 – CA/ND Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality and Trade Secrets

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Participant understands and agrees that Participant’s agreement not to use or disclose Confidential Information and trade secrets includes, but is not limited to, that Participant will not, directly or indirectly: (i) use Company trade secrets to identify or target existing customers for Participant’s own personal benefit or the benefit of any other firm or entity; (ii) use trade secrets to facilitate the solicitation, for Participant’s own personal benefit or the benefit of any other firm or entity, of any existing customers; and/or (iii) use trade secrets to otherwise unfairly compete with the Company.

(d) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an

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attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

2.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or

(ii) otherwise interfere with the relationship of the Company with any Company Personnel.

(b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company.

(c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company, (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets.

3.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

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(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

4.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

5.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

6.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

7.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

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8.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V5 – AL Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

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2.	Non-Competition Covenant

(a) Participant agrees that, during Participant’s employment or service with the Company, and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Compete Period”), Participant will not directly or indirectly, own, manage, operate, control (including indirectly through a debt or equity investment), provide services to, or be employed by, any person or entity engaged in any business that is both:

(i) located in, or provides services or products to, a region with respect to which Participant had substantial responsibilities during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company and in which the Company carries on a like business; and

(ii) competitive with (A) the line of business or businesses of the Company that Participant was employed with during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company, or (B) any other business of the Company with respect to which Participant had substantial exposure during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company.

(b) Participant’s agreement not to provide such services applies regardless of whether Participant does so as an employee, owner, partner, principal, advisor, independent contractor, consultant, agent, officer, director, investor, or shareholder. Notwithstanding the foregoing, Participant’s ownership of less than 1% of the outstanding shares of a publicly traded company that constitutes a competitor as described in Section 2(a) above shall not be deemed to be providing services to such competitor solely by virtue of owning such shares.

3.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company, Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another, hire or employ any agent, servant or employee of the Company who holds a position uniquely essential to the management, organization, or service of the business of the Company.

4.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the 18-month period after separation of Employee’s employment with the Company, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another, solicit any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in soliciting any such Customer(s), so long as the Company carries on a like business.

(b) “Customer(s)” means a current customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company.

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(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

5.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

6.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

7.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

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8.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

9.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

10.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V6 – MA Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

2.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another:

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(i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or

(ii) otherwise interfere with the relationship of the Company with any Company Personnel.

(b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company.

(c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company and either (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets.

3.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or

(ii) initiate any contact or communication with any Customer regarding any new employment or business affiliation Participant may accept or be intending to accept following separation of Participant’s employment with the Company; or

(iii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives.

(b) “Customer(s)” means a customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

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4.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that in the event Participant breaches a fiduciary duty to the Company, or unlawfully takes the Company’s property, then the Restricted Period shall be extended for the duration of the two year period immediately following the termination of Participant’s employment or services with the Company.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

5.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

6.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

7.	Choice of Law, Jurisdiction & Venue

(a) This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

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(b) Participant and the Company agree that the exclusive and mandatory venue for adjudicating any disputes under this RC Agreement shall be the United States District Court for the District of Massachusetts, or the Suffolk County Superior Court. In the event a dispute is litigated in the Massachusetts Superior Court, the Company and Participant hereby agree that they will request that the case be assigned to the Business Litigation Sessions located in the Suffolk County Superior Court. Participant and the Company hereby consent to jurisdiction in such courts for such purpose, and specifically waive any objection to venue in Suffolk County. Participant consents to service of process by mail in respect of any such suit, action or proceeding. Participant and the Company further agree not to file any action relating in any way to this RC Agreement in any court other than as specified in this Section 7(b), and not to file any motion to transfer venue out of the court(s) specified herein (whether by motion to transfer or motion to dismiss on forum non conveniens grounds). Notwithstanding any of the foregoing, if any dispute under this Agreement is subject to resolution by arbitration under an agreement or program agreed to by Participant and the Company, then such arbitration shall be the sole and exclusive venue for adjudicating such disputes, other than any requests for a temporary restraining order and/or a temporary or preliminary injunction pending arbitration, which are reserved exclusively for adjudication in courts specified herein pursuant to Section 4 above even in otherwise arbitrable disputes.

8.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

9.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V7 – OK Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

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2.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another solicit any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in soliciting any such Company Personnel.

(b) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company and either (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets.

3.	Non-Solicitation Covenant – Customer

(a) Participant agrees that during the Non-Solicit Period, Participant will not directly solicit any Customer of the Company to purchase goods or services, or a combination of goods and services, then sold by the Company from another person or entity.

(b) “Customer(s)” means an established customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests.

4.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

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(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

5.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

6.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

7.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

8.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

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9.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V8 – LA/SD Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

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2.	Non-Competition Covenant

(a) Participant agrees that, during Participant’s employment or service with the Company, and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Compete Period”), Participant will not, in the Restricted Territory, provide services to, or be employed by, any person or entity engaged in any business similar to that of the Company that is competitive with either (A) the line of business or businesses of the Company that Participant was employed with during the twelve (12) months preceding Participant’s separation of employment or services with the Company, or (B) any other business of the Company with respect to which Participant had substantial exposure during the twelve (12) months preceding Participant’s separation of employment or services with the Company.

(b) Participant’s agreement not to provide such services applies regardless of whether Participant does so as an employee, owner, partner, principal, advisor, independent contractor, consultant, agent, officer, director, investor, or shareholder. Notwithstanding the foregoing, Participant’s ownership of less than 1% of the outstanding shares of a publicly traded company that constitutes a competitor as described in Section 2(a) above shall not be deemed to be providing services to such competitor solely by virtue of owning such shares.

(c) For purposes of this RC Agreement, the business of the Company is as follows:

(i) If Participant was employed with or provided services to ADT LLC at any time during the twelve (12) months immediately preceding termination of employment or services, then the business of the Company is to sell, install, monitor and/or maintain security, fire, life safety and automation equipment and services for residential and small business premises, including burglar alarm systems, security cameras, home automation and access control systems, as well as intrusion, temperature, flood, fire, smoke, carbon monoxide, emergency, medical alert and fall detection monitoring and response services.

(ii) If Participant was employed with or providing services to ADT Commercial LLC at any time during the twelve (12) months immediately preceding termination of employment or services, then the business of the Company is to sell, install, monitor and/or maintain security, fire, and life safety services and to provide risk consulting solutions for commercial, governmental and other institutional settings, including burglar alarm systems, security cameras, and fire suppression and access control systems, as well as response services.

(iii) If Participant was employed with or providing services to both ADT LLC and ADT Commercial LLC at any time during the twelve (12) months immediately preceding termination of employment or services, either simultaneously or at different times during that time period, then the business of the Company is both the definitions set forth in sections 1(c)(i) and (ii) above.

(iv) Participant acknowledges that Participant is familiar with the business of the Company sufficiently to understand the nature of the Company’s business and that no further definition of the business of the Company is necessary.

(d) “Restricted Territory” is defined as follows:

(i) If Participant last worked for or provided services to the Company in Louisiana, “Restricted Territory” means any of the following Parishes in Louisiana: Plaquemines, Jefferson, St. Bernard, Orleans, St. Charles, St. John the Baptist, St. James, Lafourche, Terrebonne, St. Tammany, St. Mary, Assumption, Ascension, Livingston, Tangipahoa, Washington, St. Helen, East Feliciana, West Feliciana, East Baton Rouge, West Baton Rouge, Iberville, Pointe Coupee, Iberia, Vermilion, Lafayette, St. Martin, Acadia, St. Landry, Jefferson Davis, Cameron, Calcasieu, Beauregard, Allen, Evangeline, Avoyelles, Rapides, Vernon, Concordia, Catahoula, LaSalle, Grant, Natchitoches, Sabine, DeSoto, Red River, Winn, Catahoula, Tensas, Franklin, Madison, Richland, Ouachita, Jackson, Bienville, Lincoln, Caddo, Bossier, Webster, Claiborne, Union, Morehouse, West Carrol, East Carrol.

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(ii) If Participant last worked for or provided services to the Company in South Dakota or any other state, territory or District, “Restricted Territory” means the geographic area or areas for which Employee was responsible at any time during the twelve (12) months immediately preceding Employee’s termination of employment with the Company.

3.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, in the Restricted Territory, directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or

(ii) otherwise interfere with the relationship of the Company with any Company Personnel.

(b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company.

(c) “Company Personnel” means any person who was employed by the Company and with whom Participant had direct contact for business purposes during the twelve (12) month period prior to Participant’s last day of employment or service with the Company.

4.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not, in the Restricted Territory, directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or

(ii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives.

(b) “Customer(s)” means an existing customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, or worked with at any time during the twelve (12) month period prior to Participant’s last day of employment or service with the Company.

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(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

5.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement, but in no event longer than 24 months from the date of Participant’s termination of employment of services with the Company.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

6.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

7.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

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It is the intention of the parties that, if any court or other tribunal construes any provision or clause of this RC Agreement, or any portion thereof, to be illegal, void or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision to the extent permitted by law, and, in its reduced form, such provision shall then be enforceable and shall be enforced.

8.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

9.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

10.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V9 – CO Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality and Trade Secrets

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Participant understands and agrees that Participant’s agreement not to use or disclose Confidential Information and trade secrets includes, but is not limited to, that Participant will not, directly or indirectly: (i) use Company trade secrets to identify or target existing customers for Participant’s own personal benefit or the benefit of any other firm or entity; (ii) use trade secrets to facilitate the solicitation, for Participant’s own personal benefit or the benefit of any other firm or entity, of any existing customers; and/or (iii) use trade secrets to otherwise unfairly compete with the Company.

(d) Permitted Disclosures.

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(i) Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

(ii) The foregoing sections 1(a)-(c) will not apply to information that (i) arises from Participant’s general training, knowledge, skill, or expertise, whether gained on the job or otherwise; (ii) was known to the public prior to its disclosure to Participant; (iii) becomes known to the public subsequent to disclosure to Participant through no wrongful act of Participant or any representative of Participant; (iv) Participant has a right to disclose as legally protected conduct; or (v) Participant is required to disclose by applicable law, regulation or legal process (provided that Participant provides the Employer with prior notice of the contemplated disclosure and reasonably cooperates with the Employer at its expense in seeking a protective order or other appropriate protection of such information). Despite clauses (ii) and (iii) of the preceding sentence, Participant’s obligation to maintain such disclosed information in confidence will not terminate where only portions of the information are in the public domain.

2.	Non-Competition Covenant

(a) Participant agrees that, during Participant’s employment or service with the Company, and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Compete Period”), Participant will not directly or indirectly, own, manage, operate, control (including indirectly through a debt or equity investment), provide services to, or be employed by, any person or entity engaged in any business that is both:

(i) located in, or provides services or products to, a region with respect to which Participant had substantial responsibilities during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company; and

(ii) competitive with either (A) the line of business or businesses of the Company that Participant was employed with during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company (including any prospective business to be developed or acquired that was proposed at the date of separation), or (B) any other business of the Company with respect to which Participant had substantial exposure during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company.

(b) Participant’s agreement not to provide such services applies regardless of whether Participant does so as an employee, owner, partner, principal, advisor, independent contractor, consultant, agent, officer, director, investor, or shareholder. Notwithstanding the foregoing, Participant’s ownership of less than 1% of the outstanding shares of a publicly traded company that constitutes a competitor as described in Section 2(a) above shall not be deemed to be providing services to such Competitor solely by virtue of owning such shares.

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3.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another, solicit any Company Personnel to leave their employment with the Company.

(b) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company, (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets.

4.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another, solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s).

(b) “Customer(s)” means a customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will gain trade secret information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests.

5.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

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(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

6.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

7.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

8.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

9.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

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10.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V10 – Core National Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

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2.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or

(ii) otherwise interfere with the relationship of the Company with any Company Personnel.

(b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company.

(c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company and either (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets.

3.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or

(ii) initiate any contact or communication with any Customer regarding any new employment or business affiliation Participant may accept or be intending to accept following separation of Participant’s employment with the Company; or

(iii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives.

(b) “Customer(s)” means a customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

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4.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

5.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

6.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

7.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

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8.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

9.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V11 – Blue Pencil Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

2.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one(1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another:

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(i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or

(ii) otherwise interfere with the relationship of the Company with any Company Personnel.

(b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company.

(c) “Company Personnel” means any person who was employed by the Company during the twelve (12) month period prior to Participant’s last day of employment or service with the Company and with whom Participant had direct contact for business purposes.

3.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or

(ii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives.

(b) “Customer(s)” means an existing customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, or worked with at any time during the twelve (12) month period prior to Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

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4.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

5.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

6. Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

It is the intention of the parties that, if any court or arbitrator construes any provision or clause of this RC Agreement, or any portion thereof, to be illegal, void or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision to the extent permitted by law, and, in its reduced form, such provision shall then be enforceable and shall be enforced.

7.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

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8.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

9.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V12 – Red Pencil Version (NE,VA,WY)

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

2.	Non-Solicitation Covenant – ADT Personnel

Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not solicit any current employee of the Company with whom Employee had personal contact during the 18 months immediately preceding Employee’s last day of employment with the Company.

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3.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not solicit any Customers.

(b) “Customer(s)” means a current customer (person or entity) of the Company with which Participant actually did business and had personal contact during the 18 months immediately preceding Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests.

4.	Separate and Severable Covenants

The restrictive covenants set forth in Sections 2 and 3 above are intended by the Parties to be separate and severable covenants. If either Section 2 or Section 3 is held to be unenforceable, the invalidity or unenforceability of that Section shall not affect the validity or enforceability of the remaining Section, which shall be enforced as if the offending Section had not been included in this Agreement.

5.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

6.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

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7.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V13 – CA/ND Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality and Trade Secrets

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Participant understands and agrees that Participant’s agreement not to use or disclose Confidential Information and trade secrets includes, but is not limited to, that Participant will not, directly or indirectly: (i) use Company trade secrets to identify or target existing customers for Participant’s own personal benefit or the benefit of any other firm or entity; (ii) use trade secrets to facilitate the solicitation, for Participant’s own personal benefit or the benefit of any other firm or entity, of any existing customers; and/or (iii) use trade secrets to otherwise unfairly compete with the Company.

(d) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an

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attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

2.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or

(ii) otherwise interfere with the relationship of the Company with any Company Personnel.

(b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company.

(c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company, (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets.

3.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

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(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

4.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

5.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

6.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

7.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

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8.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V14 – LA/SD Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

2.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, in the Restricted Territory, directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or

(ii) otherwise interfere with the relationship of the Company with any Company Personnel.

(b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company.

(c) “Company Personnel” means any person who was employed by the Company and with whom Participant had direct contact for business purposes during the twelve (12) month period prior to Participant’s last day of employment or service with the Company.

3.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not, in the Restricted Territory, directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or

(ii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives.

(b) “Customer(s)” means an existing customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, or worked with at any time during the twelve (12) month period prior to Participant’s last day of employment or service with the Company.

(c) For purposes of this RC Agreement, the business of the Company is as follows:

(i) If Participant was employed with or provided services to ADT LLC at any time during the twelve (12) months immediately preceding termination of employment or services, then the business of the Company is to sell, install, monitor and/or maintain security, fire, life safety and automation equipment and services for residential and small business premises, including burglar alarm systems, security cameras, home automation and access control systems, as well as intrusion, temperature, flood, fire, smoke, carbon monoxide, emergency, medical alert and fall detection monitoring and response services.

(ii) If Participant was employed with or providing services to ADT Commercial LLC at any time during the twelve (12) months immediately preceding termination of employment or services, then the business of the Company is to sell, install, monitor and/or maintain security, fire, and life safety services and to provide risk consulting solutions for commercial, governmental and other institutional settings, including burglar alarm systems, security cameras, and fire suppression and access control systems, as well as response services.

(iii) If Participant was employed with or providing services to both ADT LLC and ADT Commercial LLC at any time during the twelve (12) months immediately preceding termination of employment or services, either simultaneously or at different times during that time period, then the business of the Company is both the definitions set forth in sections 1(c)(i) and (ii) above.

(iv) Participant acknowledges that Participant is familiar with the business of the Company sufficiently to understand the nature of the Company’s business and that no further definition of the business of the Company is necessary.

(d) “Restricted Territory” is defined as follows:

(i) If Participant last worked for or provided services to the Company in Louisiana, “Restricted Territory” means any of the following Parishes in Louisiana: Plaquemines, Jefferson, St. Bernard, Orleans, St. Charles, St. John the Baptist, St. James, Lafourche, Terrebonne, St. Tammany, St. Mary, Assumption, Ascension, Livingston, Tangipahoa, Washington, St. Helen, East Feliciana, West Feliciana, East Baton Rouge, West Baton Rouge, Iberville, Pointe Coupee, Iberia, Vermilion, Lafayette, St. Martin, Acadia, St. Landry, Jefferson Davis, Cameron, Calcasieu, Beauregard, Allen, Evangeline, Avoyelles, Rapides, Vernon, Concordia, Catahoula, LaSalle, Grant, Natchitoches, Sabine, DeSoto, Red River, Winn, Catahoula, Tensas, Franklin, Madison, Richland, Ouachita, Jackson, Bienville, Lincoln, Caddo, Bossier, Webster, Claiborne, Union, Morehouse, West Carrol, East Carrol.

(ii) If Participant last worked for or provided services to the Company in South Dakota or any other state, territory or District, “Restricted Territory” means the geographic area or areas for which Employee was responsible at any time during the twelve (12) months immediately preceding Employee’s termination of employment with the Company.

(e) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

4.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement, but in no event longer than 24 months from the date of Participant’s termination of employment of services with the Company.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

5.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

6.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

It is the intention of the parties that, if any court or other tribunal construes any provision or clause of this RC Agreement, or any portion thereof, to be illegal, void or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision to the extent permitted by law, and, in its reduced form, such provision shall then be enforceable and shall be enforced.

7.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

8.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

9.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

V15 – IL Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

2.	Non-Solicitation Covenant – ADT Personnel

(a) Provided that Participant presently meets the statutory wage threshold set forth in Section 4 below, Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another:

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(i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or

(ii) otherwise interfere with the relationship of the Company with any Company Personnel.

(b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company.

(c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company, (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets.

3.	Non-Solicitation Covenant – Customer

(a) Provided that Participant presently meets the statutory wage threshold set forth in Section 4 below, Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another:

(i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or

(ii) initiate any contact or communication with any Customer regarding any new employment or business affiliation Participant may accept or be intending to accept following separation of Participant’s employment with the Company; or

(iii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives.

(b) “Customer(s)” means a customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

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4.	Statutory Wage Threshold for Non-Solicitation Clauses; Attorney Review; 14 Days to Review RC Agreement

(a) The non-solicitation clauses set forth in Sections 2 and 3 above do not apply to Participant unless, as of the time of execution of this RC Agreement, Participant’s actual or expected annualized rate of earnings with the Company exceed Forty-five thousand dollars ($45,000) per year (or such other amount as may later be established by subsequent statutory modifications) (hereinafter the “Wage Threshold”). If Participant does not meet with Wage Threshold, then Sections 2 and 3 of this RC Agreement are of no force or effect as to Participant.

(b) The Company advises Participant to have this RC Agreement reviewed by an attorney of Participant’s own choosing to receive legal advice about the RC Agreement prior to Participant signing the RC Agreement.

(c) Participant acknowledges and agrees that Participant received at least 14 days to review this RC Agreement before Participant was required to sign the RC Agreement, although Participant may choose to sign in fewer than 14 days.

5.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

6.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

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7.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

8.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

9.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

10.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V16 – OK Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

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2.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another solicit any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in soliciting any such Company Personnel.

(b) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company and either (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets.

3.	Non-Solicitation Covenant – Customer

(a) Participant agrees that during the Non-Solicit Period, Participant will not directly solicit any Customer of the Company to purchase goods or services, or a combination of goods and services, then sold by the Company from another person or entity.

(b) “Customer(s)” means an established customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests.

4.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

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(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

5.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

6.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

7.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

8.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

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9.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

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2.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company, Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another, hire or employ any agent, servant or employee of the Company who holds a position uniquely essential to the management, organization, or service of the business of the Company.

3.	Non-Solicitation Covenant – Customer

(a) Participant agrees that, during Participant’s employment or service with the Company, and during the 18-month period after separation of Employee’s employment with the Company, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another, solicit any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in soliciting any such Customer(s), so long as the Company carries on a like business.

(b) “Customer(s)” means a current customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company.

(c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

4.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

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(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

5.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

6.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

7.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

8.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

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9.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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V18 – CO Version

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement

RESTRICTIVE COVENANT AGREEMENT

By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates.

1.	Confidentiality and Trade Secrets

(a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company.

(b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company’s personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act.

(c) Participant understands and agrees that Participant’s agreement not to use or disclose Confidential Information and trade secrets includes, but is not limited to, that Participant will not, directly or indirectly: (i) use Company trade secrets to identify or target existing customers for Participant’s own personal benefit or the benefit of any other firm or entity; (ii) use trade secrets to facilitate the solicitation, for Participant’s own personal benefit or the benefit of any other firm or entity, of any existing customers; and/or (iii) use trade secrets to otherwise unfairly compete with the Company.

(d) Permitted Disclosures.

(i) Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order.

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(ii) The foregoing sections 1(a)-(c) will not apply to information that (i) arises from Participant’s general training, knowledge, skill, or expertise, whether gained on the job or otherwise; (ii) was known to the public prior to its disclosure to Participant; (iii) becomes known to the public subsequent to disclosure to Participant through no wrongful act of Participant or any representative of Participant; (iv) Participant has a right to disclose as legally protected conduct; or (v) Participant is required to disclose by applicable law, regulation or legal process (provided that Participant provides the Employer with prior notice of the contemplated disclosure and reasonably cooperates with the Employer at its expense in seeking a protective order or other appropriate protection of such information). Despite clauses (ii) and (iii) of the preceding sentence, Participant’s obligation to maintain such disclosed information in confidence will not terminate where only portions of the information are in the public domain.

2.	Non-Solicitation Covenant – ADT Personnel

(a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another, solicit any Company Personnel to leave their employment with the Company.

(b) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company, (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets.

3.	Injunctive Relief; Expedited Discovery

(a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement.

(b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

(c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration.

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4.	Notice of Restrictive Covenants

Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s).

5.	Modification & Severability

If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

6.	Choice of Law, Jurisdiction & Venue

This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated.

7.	Binding Effect & Assignability

This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

8.	Attorneys’ Fees & Acknowledgements

Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements.

Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

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Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

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